SUPPLEMENT DATED AUGUST 30, 2024
TO THE CURRENTLY EFFECTIVE PROSPECTUS
OF
DONOGHUE FORLINES INNOVATION ETF (DFNV)
DONOGHUE FORLINES TACTICAL HIGH YIELD ETF (DFHY)
DONOGHUE FORLINES YIELD ENHANCED REAL ASSET ETF (DFRA)
(each a “Fund” and, collectively, the “Funds”)
each a series of TrimTabs ETF Trust (the “Trust”)

Important Notice to Investors

Capitalized terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Funds’ Prospectus.

FCF Advisors LLC (“FCF”), the investment adviser of each Fund, has entered into a definitive agreement with Abacus Life, Inc. (“ABL”), a pioneering alternative asset manager specializing in longevity and actuarial technology, pursuant to which ABL will acquire FCF (the “Transaction”).  The Transaction is expected to close in the fourth quarter of 2024, subject to customary closing conditions.

The Transaction will cause certain agreements for the Funds to automatically terminate as required by law, including the investment advisory agreement between FCF and the Trust, on behalf of each Fund, as well as each sub-advisory agreement between FCF and Donoghue Forlines LLC, the sub-adviser for each Fund, with respect to each Fund.  The Board of Trustees of the Trust (the “Board”) has approved a new investment advisory agreement and a new sub-advisory agreement for each Fund. In connection with the Transaction, the Board has also approved the nomination of two new members to the Board (the “Trustee Nominees”).

The Board has determined to present the new investment advisory agreement, new sub-advisory agreements and Trustee Nominees to shareholders of the Funds for their approval at a special meeting of shareholders (the “Special Meeting”).  In advance of the Special Meeting, shareholders entitled to vote at the Special Meeting will receive proxy materials discussing the Transaction in greater detail and including, among other information, forms of the new investment advisory agreement and new sub-advisory agreements, as well as information about the Trustee Nominees.  Information pertaining to the time and place of the Special Meeting, including the record date for shareholders entitled to vote at the Special Meeting, will also be disclosed in those proxy materials.

Please keep this supplement with your Prospectus for future reference.